UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

Central Federal Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 27, 2020.  At the close of business on April 13, 2020 (the record date for the Annual Meeting), there were 5,328,697 shares of common stock of the Company outstanding and entitled to vote.  At the Annual Meeting, 4,394,014 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.

(b)

The purpose of the Annual Meeting was to consider and vote upon the individual matters as described below.  As a result of the votes cast, each of Robert E. Hoeweler and John T. Pietrzak were elected as directors of the Company for three-year terms expiring in 2023 and each of Proposals 2 through 5 were approved by the requisite votes of the stockholders of the Company.  Because both Proposals 4 and 5 were approved by the stockholders, it was not necessary to adjourn the Annual Meeting pursuant to Proposal 6.

The results of the voting at the Annual Meeting were as follows:

1.	Results of the voting on the election of directors of the Company were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Robert E. Hoeweler	3,374,215	305,958	713,841
John T. Pietrzak	3,414,438	265,735	713,841

2.	Results of the voting with respect to the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers (Proposal 2) were as follows:

For	Against	Abstain	Broker Non-votes
3,313,311	106,384	260,478	713,841

3.

Results of the voting with respect to the ratification of  the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 3)  were as follows:

For	Against	Abstain	Broker Non-votes
4,345,026	35,458	13,530	N/A

4.

Results of the voting with respect to the approval of the amendment to the Company’s Certificate of Incorporation, as amended, to authorize a new class of Non-Voting Common Stock, par value $0.01 per share (Proposal 4), were as follows:

For	Against	Abstain	Broker Non-votes
3,353,687	74,229	252,257	713,841

5.

Results of the voting with respect to the approval, for purposes of NASDAQ Marketplace Rule 5635 (d), of the issuance of shares of the Company’s Common Stock upon the conversion of the Company’s Non-Voting Common Stock, if approved at the Annual Meeting, or the Company’s Non-Voting Convertible Perpetual Preferred Stock, Series C, par value $0.01 per share (Proposal 5), were as follows:

For	Against	Abstain	Broker Non-votes
3,362,444	71,529	246,200	713,841

6.

Results of the voting with respect to the proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4 or Proposal 5 (Proposal 6) were as follows:

For	Against	Abstain	Broker Non-votes
3,373,884	285,524	20,765	713,841

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: May 28, 2020	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Treasurer and Chief Financial Officer